WAIVER AND AMENDMENT NO. 1
TO
CREDIT AGREEMENT

THIS WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 31, 2007, by and among 20/20 TECHNOLOGIES, INC., a Delaware corporation (“20/20 Inc.”), 20/20 TECHNOLOGIES I, LLC, a Delaware limited liability company (“20/20 LLC”), CENTREPATH, INC., a Delaware corporation (“Centrepath”), FRONTRUNNER NETWORK SYSTEMS, CORP., a Delaware corporation (“Frontrunner”), GLOBAL CAPACITY GROUP, INC., a Texas corporation (“Global”), NEXVU TECHNOLOGIES, LLC, a Delaware limited liability company (“Nexvu”; 20/20 Inc., 20/20 LLC, Centrepath, Frontrunner, Global and Nexvu are sometimes referred to herein individually as a “Borrower” and collectively as “Borrowers”), CAPITAL GROWTH SYSTEMS, INC., a Florida corporation (“CGS”) and MAGENTA NETLOGIC LIMITED, a private limited company organized under the laws of the United Kingdom (“Magenta”; CGS and Magenta are sometimes referred to herein individually as a “Guarantor” and collectively as “Guarantors”); CGS, acting in its capacity as funds administrator and borrowing agent for Borrowers (in such capacity, “Funds Administrator”; Borrowers, Guarantors and Funds Administrator are collectively referred to herein as the “Credit Parties” and individually as a “Credit Party”); and HILCO FINANCIAL, LLC, a Delaware limited liability company (“Lender”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, Credit Parties and Lender are parties to that certain Credit Agreement dated as of January 19, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, including pursuant to the terms of this Amendment, the “Credit Agreement”), pursuant to which Lender agreed to make certain loans and other financial accommodations to or for the account of Borrowers; and

WHEREAS, the Designated Defaults (as such term is defined herein below) has occurred and is continuing under the Credit Agreement;

WHEREAS, Credit Parties have requested that Lender (i) waive the Designated Defaults, and (ii) amend the Credit Agreement; and

WHEREAS, Lender has agreed to (i) waive the Designated Defaults, and (ii) amend the Credit Agreement, in each case on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

1.  Waiver of Designated Defaults. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of each Credit Party set forth herein and in each of the Credit Documents, Lender hereby waives the Event of Defaults (the “Designated Defaults”) occurring under Section 8.1(b) of the Credit Agreement solely as a result of:

1.1  the amendment of the terms of all existing Warrants issued by CGS pursuant to the Offer to Purchase CGSY Warrants dated October 5, 2007. resulting in the reduction of the exercise price thereof to $.15 per share and extension of the outside date of the exercise thereof, in each case if exercised between October 2, 2007 and October 31, 2007;

1.2  (i) the incurrence by CGS of the Indebtedness evidenced by those certain unsecured promissory notes issued on August 22, 2007, to Michael Balkin, David Beamish, George Mellon, Robert Pollan, Patrick Shutt and Doug Stukel, respectively, in the aggregate original principal amount of $350,000, (ii) the modification of each of such notes as of the date hereof to extend the maturity date thereof from September 30, 2007, to November 30, 2007, and (iii) the payment of the principal amount thereof on such date;

1.3  the amendment of the terms of the existing promissory note issued by Frontrunner to Nortel Networks Systems Corp. (“Nortel”) to increase the per annum rate of interest thereunder to ten percent (10%) in connection with the establishment of $200,000 of additional credit terms for purchases by Frontrunner from Nortel; and

1.4  the Credit Parties permitting EBITDA for the fiscal quarter of the Consolidated Entity ending as of September 30, 2007, and any fiscal quarter ending prior thereto, to be an amount that is more than twenty-five percent (25%) less than projected EBITDA for such fiscal quarter as set forth in the Initial Projections.

2.  Amendment to Credit Agreement. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of each Credit Party set forth herein and in each of the Credit Documents, the Credit Agreement is hereby amended as follows:

2.1  Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Credit Documents” set forth therein in its entirety and substituting therefor the following language:

“Credit Documents” means, collectively, this Credit Agreement, the Notes, the Hilco Warrant Documents, each of the Collateral Documents, each Subordination Agreement and all other agreements, documents, instruments, opinions and certificates now or hereafter executed and delivered in connection herewith or therewith, as the same may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time.

2.2  Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Designated Sublimit” set forth therein in its entirety and substituting therefor the following language:

“Designated Sublimit” means $6,500,000, provided, that, notwithstanding the foregoing or anything to the contrary set forth herein or in any of the other Credit Documents, such amount shall automatically and permanently reduce to $4,000,000 on December 31, 2007, without the necessity of any notice from Lender to any Credit Party or any other Person.

2.3  Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Hilco Warrants” set forth therein in its entirety and substituting therefor the following language:

“Hilco Warrant” means that certain Warrant to Purchase Common Stock of Capital Growth Systems, Inc. issued on October 31, 2007 to Lender by CGS.

2.4  Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new defined terms therein in the appropriate alphabetical order:

“Amendment No. 1 Projections” means the projections of the financial condition and results of operations of the Consolidated Entity attached hereto as Annex II.

“Hilco Registration Rights Agreement” means that certain Registration Rights Agreement dated as of October 31, 2007, between CGS and Lender, as the same may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time.

2.5  Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new defined term therein in the appropriate alphabetical order:

“Hilco Warrant Documents” means (i) the Hilco Warrant and (ii) the Hilco Registration Rights Agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time.

2.6  Section 5.7(b) of the Credit Agreement is hereby amended by inserting therein the words “and the Amendment No. 1 Projections” immediately following the words “Initial Projections” appearing therein.

2.7  Section 7.1 of the Credit Agreement is hereby amended in its entirety and the following language is hereby substituted therefor:

7.1 Financial Covenants.

(a) The Credit Parties shall not make or commit to make, or permit any of their respective Subsidiaries to make to commit to make, Capital Expenditures during any fiscal year of the Consolidated Entity that exceed in the aggregate for all Credit Parties and their respective Subsidiaries combined an amount equal to projected Capital Expenditures for such fiscal year set forth in the Amendment No. 1 Projections.

(b) The Credit Parties shall not permit EBITDA for any fiscal quarter of the Consolidated Entity ending after the Closing Date to be more than twenty percent (20%) less than projected EBITDA for such fiscal quarter set forth in the Amendment No. 1 Projections.

2.8  The Credit Agreement is hereby amended by inserting therein as Annex II to the Credit Agreement the Projections attached hereto as Exhibit A.

2.9  The Credit Agreement is hereby amended by amending the respective disclosure schedules described in Exhibit A hereto in the manner set forth on Exhibit A.

3.  Conditions Precedent. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

(a)  Lender shall have received a copy of this Amendment, duly executed and delivered by each Credit Party;

(b)  Lender shall have received a First Amendment and Reaffirmation Agreement duly executed and delivered by CGSI Term Note Servicer, Inc., acting in its capacity as contractual representative of and collateral agent for each of the Subordinated Noteholders;

(c)  Lender shall have received the Hilco Warrant Documents, where applicable duly issued, executed and delivered by CGS; and

(d)  except for the Designated Defaults, no Default or Event of Default shall have occurred which is continuing.

4.  Representations and Warranties.

4.1  Each Credit Party hereby represents and warrants to Lender that, after giving effect to this Amendment:

(a)  the representations and warranties made by the Credit Parties contained in Article 5 of the Credit Agreement and in each of the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except for such representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, which are true and correct in all respects as of such date;

(b)  no Default or Event of Default has occurred that is continuing;

(c)  this Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of each of the Credit Parties and are enforceable against each of the Credit Parties in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws; and

(d)  the execution and delivery by each Credit Party of this Amendment (i) do not and will not contravene, conflict with, violate or constitute a default under its certificate of incorporation or bylaws, or other applicable organizational documents, of any Credit Party, or any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which any Credit Party is a party or is bound or which is binding upon or applicable to all or any portion of any Credit Party’s property, and (ii) do not require the consent or approval of any Person.

5.  Reference to and Effect on the Credit Agreement and the Other Credit Documents; Reaffirmation.

5.1  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in each of the other Credit Documents to the “Credit Agreement” shall in each case mean and be a reference to the Credit Agreement as amended hereby.

5.2  Except as expressly set forth herein, (a) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of Lender with respect to any Default or Event of Default nor constitute a waiver, amendment or other modification of any term or provision of the Credit Agreement or any of the other Credit Documents, and (b) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any Credit Party pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by Lender shall in no way obligate Lender, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

5.3  Each Credit Party, in its respective capacities under each of the Credit Documents to which it is a party (including the capacities of obligor, grantor, mortgagor, pledgor, guarantor, indemnitor and assignor, as applicable, and each other similar capacity, if any, in which such Credit Party has granted Liens on all or any part of the properties or assets of such Credit Party, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby (a) except as otherwise expressly set forth herein, agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of such Credit Party under the Credit Agreement or any of the other Credit Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other Obligations provided for thereunder, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects; (b) to the extent such Credit Party has granted Liens on any of its properties or assets pursuant to any of the Credit Documents to secure the prompt and complete payment, performance and/or observance of all or any part of the Obligations, acknowledges, ratifies, confirms and reaffirms such grant of Liens, and acknowledges and agrees that all of such Liens are intended and shall be deemed and construed to secure to the fullest extent set forth therein all now existing and hereafter arising Obligations under and as defined in this Credit Agreement, as amended, restated, supplemented and otherwise modified and in effect from time to time; and (c) acknowledges and agrees that, as of the date hereof, Lender has fully performed all obligations to such Credit Party.

5.4  GOVERNING LAW. THE RIGHTS AND DUTIES OF EACH CREDIT PARTY AND LENDER UNDER THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

6.  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.  Counterparts. This Amendment may be executed or otherwise authenticated in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed or otherwise authenticated and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile, email or similar electronic transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.

[Remainder of Page Intentionally Left Blank;
Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

BORROWERS:

20/20 TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

20/20 TECHNOLOGIES I, LLC, a Delaware limited liability company

By:	20/20 TECHNOLOGIES, INC., a Delaware corporation Its: Manager

By:
Name:
Title:

CENTREPATH, INC., a Delaware corporation

By:
Name:
Title:

FRONTRUNNER NETWORK SYSTEMS, CORP., a Delaware corporation

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

BORROWERS (continued):

NEXVU TECHNOLOGIES, LLC, a Delaware limited liability company

By:	CAPITAL GROWTH SYSTEMS, INC., a Florida corporation Its: Manager

By:
Name:
Title:

GLOBAL CAPACITY GROUP, INC., a Texas corporation

By:
Name:
Title:

GUARANTORS:

CAPITAL GROWTH SYSTEMS, INC., a Florida corporation

By:	CAPITAL GROWTH SYSTEMS, INC., a Florida corporation Its: Manager

By:
Name:
Title:

MAGENTA NETLOGIC LIMITED, a private limited company organized under the laws of the United Kingdom

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDER:

HILCO FINANCIAL, LLC

By:
Name:
Title: